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                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

       In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the Common Stock of Neighborcare, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of June 18, 2004.

                  HIGHLAND CAPITAL MANAGEMENT, L.P.

                  By:    Strand Advisors, Inc., its general partner

                         By:        /s/ James Dondero
                                  ----------------------------------------------
                         Name:    James Dondero
                         Title:   President

                  HIGHLAND CRUSADER OFFSHORE PARTNERS, L.P.

                  By:    Highland Capital Management, L.P., its general partner
                  By:    Strand Advisors, Inc., its general partner

                         By:        /s/ James Dondero
                                  ----------------------------------------------
                         Name:    James Dondero
                         Title:   President

                  PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

                  By:        /s/ James Dondero
                           -----------------------------------------------------
                  Name:    James Dondero
                  Title:   President

                  HIGHLAND EQUITY FOCUS FUND, L.P.

                  By:    Highland Capital Management, L.P., its general partner
                  By:    Strand Advisors, Inc., its general partner

                         By:        /s/ James Dondero
                                  ----------------------------------------------
                         Name:    James Dondero
                         Title:   President

                  PCMG TRADING PARTNERS XXIII, L.P.

                  By:    Strand Advisors III, Inc., its general partner

                         By:        /s/ James Dondero
                                  ----------------------------------------------
                         Name:    James Dondero
                         Title:   President

                    /s/ James Dondero
                  --------------------------------------------------------------
                  JAMES DONDERO